Operating Revenue by Geographic Location	12 Months Ended
Dec. 31, 2018
Operating Revenue by Geographic Location
Operating Revenue by Geographic Location

15. Operating Revenue by Geographic Location

Operating revenue by geographic location of the customers for the years ended December 31, was as follows (in thousands):

Continent	2018	2017	2016
Australia—Asia	$255,476	$284,302	$344,400
Europe	196,880	165,639	153,932
America	6,376	1,790	—
Total Revenue	$458,732	$451,731	$498,332